UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 17, 2007
Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)
(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On September 17, 2007 Sparton Corporation issued a Press Release announcing the financial results of the fourth quarter and twelve months ended June 30, 2007.
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On September 17, 2007 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing the financial results of the fourth quarter and twelve months ended June 30, 2007.
The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS
The Company will host a webcast to review its Fiscal 2007 performance. The webcast is scheduled for Tuesday, September 18, 2007 at 3:00 p.m. EDT to discuss the financial results and the initiatives under way to bring about improvement. For further information regarding the webcast and instructions on viewing the webcast, please visit our website, www.sparton.com, where the information and instructions are available under the “News & Events” link.
ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS
(c) Exhibits Furnished

Exhibit 99.1	Press Release dated September 17, 2007 issued by Sparton Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ David W. Hockenbrocht
David W. Hockenbrocht
Chief Executive Officer
September 17, 2007

Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated September 17, 2007 issued by Sparton Corporation.